Second Quarter 2024 Earnings Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 Adjusted EPS results include a $0.06 per share charge for the settlement of a TL auto liability claim from 2020 U.S. Xpress roughly break-even adjusted operating results LTL continues to show positive volume and yield trends as we opened additional locations during the quarter Adjustments • $18.5M in Q2 2024 and $16.5M in Q2 2023 of amortization expense from mergers and acquisitions • $5.9M of impairments in Q2 2024 • $0.3M and $1.3M estimate exposure for certain legal matters in Q2 2024 and Q2 2023, respectively • $5.3M in Q2 2023 of transaction fees • $0.4M in severance expense in Q2 2024 • $2.5M decrease in fair value of contingent consideration in Q2 2023 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Q2 2024 Comparative Results 1,553 1,847 2Q23 2Q24 Total Revenue 18.9% 1,390 1,642 2Q23 2Q24 Revenue xFSC 18.1% 94 63 2Q23 2Q24 Operating Income (32.5%) 115 89 2Q23 2Q24 Adj. Operating Inc. 1 (22.8%) Net Income (67.9%) 79 39 2Q23 2Q24 Adj. Net Income 1 (49.9%) 2Q23 2Q24 Earnings Per Share (66.7%) $0.49 2Q23 2Q24 Adj. EPS 1 (51.0%) In m ill io ns In m ill io ns In m ill io ns $0.39 63 20 2Q23 2Q24 $0.24 Navigating trough, preparing to maximize returns when cycle inflects $0.13

4 $1,102.8M $31.2M 97.2% ~16,400 irregular route and ~6,500 dedicated tractors $263.1M $37.0M 85.9% 133 Service Centers ~5,100 terminal door count $131.7M $5.9M 95.5% Gross Margin 17.9% $97.5M ($1.7M) 101.8% 613 tractors 12,580 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q2 2024 Revenue Diversification Q2 2024 Segment Overview TL experienced seasonal build in demand, LTL continues network expansion OTR 47% / Dedicated 19% LTL 16% Truckload 66% Log isti cs 8 % Intermodal 6% Other 4% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX $1.6B2

5 (Dollars in millions) Revenue xFSC $1,102.8 $829.4 33.0 % Operating income $23.5 $67.9 (65.4%) Adjusted Operating Income 1 $31.2 $68.2 (54.3%) Operating ratio 98.1% 92.9% 520 bps Adjusted Operating Ratio 1 97.2% 91.8% 540 bps Truckload Financial Metrics • 97.2% Adjusted Operating Ratio1 in Q2 2024 compared to 91.8% the previous year • Claim settlement negatively impacted OR by ~120bps • Miles per tractor continues to improve, revenue per mile remains stable quarter over quarter • Remain disciplined on pricing and are unwilling to commit our capacity on unsustainable contractual rates • U.S. Xpress maintains roughly break-even operating results in second quarter • Inclusion of U.S. Xpress truckload business negatively impacted the Adjusted Operating Ratio by 130 bps 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Average revenue per tractor $48,309 $46,461 4.0 % Average tractors 22,828 17,851 27.9 % Average trailers 92,581 79,911 15.9 % Miles per tractor 20,518 18,904 8.5 % Operating Performance - Truckload Revenue per tractor increases year over year as utilization improves Q2 2024 Q2 2023 Change Truckload Operating Statistics Q2 2024 Q2 2023 Change

Operating Performance - Less-Than-Truckload

LTL market continues to be healthy as we execute network expansion

LTL Financial Metrics	Q2 2024	Q2 2023	Change
(Dollars in millions)			
Revenue xFSC	$263.1	$228.6	15.1 %
Operating income	$33.0	$30.2	9.3 %
Adjusted Operating Income [1]	$37.0	$34.2	8.2 %
Operating ratio	89.2%	88.7%	50 bps
Adjusted Operating Ratio [1]	85.9%	85.1%	80 bps

LTL Operating Statistics	Q2 2024	Q2 2023	Change
LTL shipments per day	20,482	18,898	8.4 %
LTL weight per shipment	1,008	1,058	(4.7 %)
LTL revenue xFSC per hundredweight	$17.22	$15.19	13.4 %
LTL revenue xFSC per shipment	$173.50	$160.66	8.0 %

- 85.9% Adjusted Operating Ratio[1] in Q2 2024
  - 13.4% year-over-year increase in LTL Revenue xFSC per hundredweight
- Continue executing on organic growth strategy in LTL network
  - 56 properties acquired since 2021 entry into LTL
  - Brought 11 new locations online in Q2
  - Expect to activate 20 additional service centers by year end
  - Continue adding to expansion opportunities pipeline


OPERATIONAL
IN DEVELOPMENT
MIDWEST MOTOR EXPRESS
AAA COOPER TRANSPORTATION

1. See GAAP to non-GAAP reconciliation in the schedules following this presentation.

KNIGHT-SWIFT

6

7 • 95.5% Adjusted Operating Ratio1 during the quarter, 160 bps improvement from prior quarter • 17.9% Gross margin, 150 bps decrease from prior year, increased 110 bps from prior quarter • Revenue per load was up 10.8% with the inclusion of U.S. Xpress vs prior year and increased by 4.6% from the prior quarter • Continue to leverage power-only to complement our asset business, build a broader and more diversified freight portfolio Operating Performance - Logistics Disciplined pricing and sequentially stable volumes help improve profitability in 2Q 1. See GAAP to non-GAAP reconciliation in the schedules following this presentation. (Dollars in millions) Revenue ex intersegment $131.7 $117.8 11.8 % Operating income $4.8 $9.6 (50.3%) Adjusted Operating Income 1 $5.9 $9.9 (40.2%) Operating ratio 96.4% 92.0% 440 bps Adjusted Operating Ratio 1 95.5% 91.6% 390 bps Logistics Financial Metrics Q2 2024 Q2 2023 Change Revenue per load $1,831 $1,652 10.8 % Gross margin 17.9% 19.4% (150 bps) Logistics Operating Statistics Q2 2024 Q2 2023 Change

8 • 101.8% operating ratio during Q2 2024 compared with 106.4% the prior year • Average revenue per load was flat vs Q1 2024 and down 4.9% year-over-year due to less project business in current year • Load counts up 10.8% vs Q1 • Pipeline for new business awards looks encouraging Operating Performance - Intermodal 460 bps improvement in Intermodal Operating Ratio as we push path toward profitability (Dollars in millions) Revenue ex intersegment $97.5 $104.3 (6.5%) Operating (loss) ($1.7) $(6.6) 74.1 % Operating ratio 101.8% 106.4% (460 bps) Intermodal Financial Metrics Q2 2024 Q2 2023 Change Average revenue per load $2,615 $2,749 (4.9%) Load count 37,290 37,945 (1.7%) Average tractors 613 656 (6.6%) Average containers 12,580 12,842 (2.0%) Intermodal Operating Statistics Q2 2024 Q2 2023 Change ROUTES TERMINAL

9 • Revenue decline largely as a result of winding down our third-party insurance program at the end of Q1 2024 • Operating profit of $3.9M in Q1 primarily driven by our warehousing and equipment leasing businesses. • Includes $11.7M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments All other segments profitable after 3rd party insurance exit in 1Q (Dollars in millions) Revenue $68.3 $130.1 (47.5%) Operating income / (loss) $3.9 ($7.1) 155.1 % All Other Financial Metrics Q2 2024 Q2 2023 Change

10 EPS Guidance Expect Adjusted EPS to be in the range of $0.31 - $0.35 in Q3 and $0.32 - $0.36 in Q4 Truckload •Revenue up slightly sequentially into Q3 and again into Q4; Adjusted OR steadily improving into the low to mid-90's in Q3 and Q4 •Tractor count down modestly sequentially in Q3 and stable into Q4 •Miles per Tractor up YoY low-single digit % in Q3 and Q4 Guidance Assumptions Less-than- Truckload •Revenue growth up low double-digit % YoY in Q3 and Q4; •Adjusted OR in the mid-to-high 80's as we continue to expand the network •Shipment count improves YoY mid-single digit % in Q3 and Q4 •Revenue per hundredweight, excluding fuel surcharge, improves YoY high single digit % Q3 and Q4 Logistics •Volume up high single-digit % sequentially in Q3 and holding flat in Q4 •OR modestly below breakeven by Q4 •Volume up mid-single digit % sequentially in Q3 and flat in Q4 •Adjusted OR in the mid-90's Intermodal •All Other segments operating income of ~$10-15M for Q3 and modestly negative in Q4 before including the $11.7M quarterly intangibles asset amortization •Equipment gains to be in the range of $5M to $10M per quarter •Net interest expense up modestly sequentially in Q3 and Q4 •Net cash capital expenditures for the full year 2024 expected range of $600M - $650M •Effective tax rate of approximately 29% to 30% for the year Other Areas

Appendix

12 Adjusted Operating Income and Adjusted Operating Ratio 1 2 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 1,846,654 $ 1,552,979 $ 3,669,121 $ 3,189,911 Total operating expenses (1,783,194) (1,458,949) (3,585,106) (2,951,094) Operating income $ 63,460 $ 94,030 $ 84,015 $ 238,817 Operating ratio 96.6% 93.9% 97.7% 92.5 % Non-GAAP Presentation Total revenue $ 1,846,654 $ 1,552,979 $ 3,669,121 $ 3,189,911 Truckload fuel surcharge (204,953) (162,531) (414,606) (349,170) Revenue, excluding truckload fuel surcharge 1,641,701 1,390,448 3,254,515 2,840,741 Total operating expenses 1,783,194 1,458,949 3,585,106 2,951,094 Adjusted for: Truckload fuel surcharge (204,953) (162,531) (414,606) (349,170) Amortization of intangibles 3 (18,544) (16,505) (37,087) (32,688) Impairments 4 (5,877) — (9,859) — Legal accruals 5 (265) (1,300) (1,828) (1,000) Transaction fees 6 — (5,332) — (6,868) Severance expense 7 (373) — (7,219) (1,452) Change in fair value of deferred earnout 8 — 2,500 — 2,500 Adjusted Operating Expenses 1,553,182 1,275,781 3,114,507 2,562,416 Adjusted Operating Income $ 88,519 $ 114,667 $ 140,008 $ 278,325 Adjusted Operating Ratio 94.6% 91.8% 95.7% 90.2 % Non-GAAP Reconciliation

13 Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of U.S. Xpress and its subsidiaries prior to its acquisition by Knight-Swift on July 1, 2023 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions. 4 "Impairments" reflects the non-cash impairments of building improvements, certain revenue equipment held for sale, leases, and other equipment (within the Truckload segment and All Other Segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • Second quarter 2024 legal expense reflects the increased estimated exposures for accrued legal matters based on recent settlement agreements. First quarter 2024 legal expense reflects the increased estimated exposures for an accrued legal matter based on a recent settlement agreement. • Second quarter 2023 legal expense reflects the increased estimated exposure for an accrued legal matter based on a recent settlement agreement. First quarter 2023 legal expense reflects a decrease in the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 1, 2023 acquisition of U.S. Xpress. The transaction fees are included within "Miscellaneous operating expenses" in the condensed statements of comprehensive income. 7 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 8 "Change in fair value of deferred earnout" reflects the benefit for the change in fair value of a deferred earnout related to the acquisition of UTXL, which is recorded in "Miscellaneous operating expenses". Non-GAAP Reconciliation

14 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, 2024 2023 2024 2023 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 20,300 $ 63,326 $ 17,665 $ 167,610 Adjusted for: Income tax expense attributable to Knight-Swift 11,790 21,959 8,116 54,694 Income before income taxes attributable to Knight-Swift 32,090 85,285 25,781 222,304 Amortization of intangibles 3 18,544 16,505 37,087 32,688 Impairments 4 5,877 — 9,859 — Legal accruals 5 265 1,300 1,828 1,000 Transaction fees 6 — 5,332 — 6,868 Severance expense 7 373 — 7,219 1,452 Change in fair value of deferred earnout 8 — (2,500) — (2,500) Adjusted income before income taxes 57,149 105,922 81,774 261,812 Provision for income tax expense at effective rate 9 (17,774) (27,304) (22,625) (64,703) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 39,375 $ 78,618 $ 59,149 $ 197,109 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 For the second quarter of 2024, an adjusted effective tax rate of 31.1% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending June 30, 2024, an adjusted effective tax rate of 27.7% was applied in our Adjusted EPS calculation to exclude certain discrete items. Non-GAAP Reconciliation

15 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, 2024 2023 2024 2023 GAAP: Earnings per diluted share $ 0.13 $ 0.39 $ 0.11 $ 1.04 Adjusted for: Income tax expense attributable to Knight-Swift 0.07 0.14 0.05 0.34 Income before income taxes attributable to Knight-Swift 0.20 0.53 0.16 1.37 Amortization of intangibles 3 0.11 0.10 0.23 0.20 Impairments 4 0.04 — 0.06 — Legal accruals 5 — 0.01 0.01 0.01 Transaction fees 6 — 0.03 — 0.04 Severance expense 7 — — 0.04 0.01 Change in fair value of deferred earnout 8 — (0.02) — (0.02) Adjusted income before income taxes 0.35 0.65 0.50 1.62 Provision for income tax expense at effective rate 9 (0.11) (0.17) (0.14) (0.40) Non-GAAP: Adjusted EPS $ 0.24 $ 0.49 $ 0.36 $ 1.22 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 For the second quarter of 2024, an adjusted effective tax rate of 31.1% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending June 30, 2024, an adjusted effective tax rate of 27.7% was applied in our Adjusted EPS calculation to exclude certain discrete items. Non-GAAP Reconciliation

16 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, Truckload Segment 2 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 1,264,237 $ 953,659 $ 2,527,252 $ 1,965,904 Total operating expenses (1,240,754) (885,748) (2,480,622) (1,782,094) Operating income $ 23,483 $ 67,911 $ 46,630 $ 183,810 Operating ratio 98.1% 92.9% 98.2% 90.7 % Non-GAAP Presentation Total revenue $ 1,264,237 $ 953,659 $ 2,527,252 $ 1,965,904 Fuel surcharge (161,570) (124,004) (330,091) (269,268) Intersegment transactions 123 (282) (320) (1,283) Revenue, excluding fuel surcharge and intersegment transactions 1,102,790 829,373 2,196,841 1,695,353 Total operating expenses 1,240,754 885,748 2,480,622 1,782,094 Adjusted for: Fuel surcharge (161,570) (124,004) (330,091) (269,268) Intersegment transactions 123 (282) (320) (1,283) Amortization of intangibles 3 (1,775) (299) (3,550) (642) Impairments 4 (5,555) — (8,654) — Legal accruals 5 30 — 30 — Severance 6 (373) — (1,466) — Adjusted Operating Expenses 1,071,634 761,163 2,136,571 1,510,901 Adjusted Operating Income $ 31,156 $ 68,210 $ 60,270 $ 184,452 Adjusted Operating Ratio 97.2% 91.8% 97.3% 89.1% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. Non-GAAP Reconciliation

17 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, LTL Segment 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 306,478 $ 267,105 $ 588,600 $ 522,409 Total operating expenses (273,429) (236,867) (535,264) (465,589) Operating income $ 33,049 $ 30,238 $ 53,336 $ 56,820 Operating ratio 89.2% 88.7% 90.9% 89.1 % Non-GAAP Presentation Total revenue $ 306,478 $ 267,105 $ 588,600 $ 522,409 Fuel surcharge (43,383) (38,527) (84,515) (79,902) Revenue, excluding fuel surcharge 263,095 228,578 504,085 442,507 Total operating expenses 273,429 236,867 535,264 465,589 Adjusted for: Fuel surcharge (43,383) (38,527) (84,515) (79,902) Amortization of intangibles 2 (3,920) (3,920) (7,840) (7,840) Adjusted Operating Expenses 226,126 194,420 442,909 377,847 Adjusted Operating Income $ 36,969 $ 34,158 $ 61,176 $ 64,660 Adjusted Operating Ratio 85.9% 85.1% 87.9% 85.4% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions. Non-GAAP Reconciliation

18 Quarter Ended June 30, Year-to-Date June 30, Logistics Segment 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 131,700 $ 119,943 $ 258,429 $ 258,226 Total operating expenses (126,941) (110,377) (251,197) (235,840) Operating income $ 4,759 $ 9,566 $ 7,232 $ 22,386 Operating ratio 96.4% 92.0% 97.2% 91.3 % Non-GAAP Presentation Total revenue $ 131,700 $ 119,943 $ 258,429 $ 258,226 Intersegment transactions — (2,161) — (3,667) Revenue, excluding intersegment transactions 131,700 117,782 258,429 254,559 Total operating expenses 126,941 110,377 251,197 235,840 Adjusted for: Intersegment transactions — (2,161) — (3,667) Amortization of intangibles 2 (1,164) (334) (2,328) (668) Adjusted Operating Expenses 125,777 107,882 248,869 231,505 Adjusted Operating Income $ 5,923 $ 9,900 $ 9,560 $ 23,054 Adjusted Operating Ratio 95.5% 91.6% 96.3% 90.9 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, Intermodal Segment 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 97,528 $ 104,327 $ 185,513 $ 214,899 Total operating expenses (99,245) (110,959) (192,138) (216,429) Operating loss $ (1,717) $ (6,632) $ (6,625) $ (1,530) Operating ratio 101.8% 106.4% 103.6% 100.7% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation

20 Earnings Power Through The Cycles as Communicated Q1 2024 We expect to deliver industry-leading truckload margins regardless of cycle Low twenties margin during peak Low teens margin during trough Mid twenties margin during peak Mid single digit margin during trough 1. Distinctive scale, networks, and brands drive unique value proposition, generating industry-leading yield 2. Strategically deploy over-the-road capacity to create value for customers and generate meaningful returns 3. Maintain cost discipline through entire cycle >>> U.S. Xpress creates new earnings power to unlock <<< Typical Cycles Current Cycle Uniquely positioned to meaningfully improve margins and cash flow when the market inflects High teens average margin generation over time • Current cycle has been more extreme than typical cycles • Average legacy adjusted operating margin through current cycle of 16.8% (Q3'20 to Q1'24) • Average OR comparable to prior cycles Well-tuned truckload business generates meaningful free cash flow for high-return investment opportunities *Graphs for illustration purposes

21 Earnings Power Through The Cycles as Communicated Q1 2024 Growing a nationwide LTL network and improving less asset-intensive businesses Less-Than-Truckload - Growing business while expanding margins • Significant truckload free cash flow funds organic and inorganic LTL investments as we build a national network • Employ disciplined growth in LTL that maintains margins while growing, targeting yield growth ahead of cost inflation • Next revenue milestone of $2B in LTL business • LTL business complements more cyclical truckload business by providing income stability over truckload cycles • Achieving nationwide service offering that will bring incremental customer opportunities, unlock a more valuable freight mix, and lead to margin expansion • Working toward a unique ability to service customer freight needs with a national offering in both full truckload and LTL Logistics - Leverage trailer assets as we develop broader customer base • Price and operating discipline allows us to support our ability to maintain operating margins high single to low double-digits over time • Differentiated power-only offering at scale provides outsized growth opportunity as market strengthens • Complements our asset business, builds a broader and more diversified freight portfolio, and enhances returns on our capital assets Intermodal - Sustainable alternative for our customers that complements our other offerings • Building a diversified customer portfolio that leads to sustainable profitability through cycles • Targeting high single to low double-digit margins

22 Capital Deployment as Communicated Q1 2024 Strong free cash flow, prudent capital structure, and disciplined capital allocation drive long-term value for all stakeholders Organic growth through capital expenditures • Invest capital at attractive returns throughout cycle driving revenue growth and margin opportunities • Organic LTL network build out, value producing technology, and expanding our truckload reach Strategic approach to acquisitions that supports growth in attractive markets • Disciplined and opportunistic M&A that drives value • Primarily focused on expansion and building out of nationwide LTL network Return capital to shareholders • Dividend - consistent dividend growth • Share repurchase - opportunistic share repurchases Prudent capital structure • Target optimal leverage position of 1.00 to 1.25 turns of EBITDA • Strong balance sheet provides flexibility to invest throughout the cycle